Exhibit 99.1
FOR IMMEDIATE RELEASE
Advanced Disposal Announces Third Quarter Results
Strategic focus around disciplined pricing, improving margins, and generating strong operating cash flow continues

PONTE VEDRA, Fla. (October 29, 2015) – ADS Waste Holdings, Inc., (d/b/a Advanced Disposal) announced today revenue for the three months ended September 30, 2015 of $361.3 million versus $368.1 million in the same period prior year. Adjusted EBITDA during the third quarter was $98.5 million compared to $105.5 million in third quarter of 2014 and loss from continuing operations improved $1.8 million to $5.5 million. Excluding the impact of realized losses on fuel derivatives, third quarter adjusted EBITDA was $105.6 million for both 2015 and 2014.
Advanced Disposal achieved strong pricing gains of 2.6% and enhanced adjusted EBITDA margins by 50 basis points to 29.2% after excluding the impact of realized losses on fuel derivatives during the third quarter of 2015. These improvements offset headwinds from a 12% decline in special waste volume and lower commodity prices.
For the nine months ended September 30, 2015, revenue was $1,046.8 million versus $1,049.2 million for the same period prior year. Year-to-date, adjusted EBITDA was $280.3 million versus $278.7 million and loss from continuing operations improved $16.9 million to $24.8 million. Excluding the impact of realized losses on fuel derivatives, year-to-date adjusted EBITDA was $298.5 million for 2015 and $278.8 million for 2014.
Improving operating cash flow remains a focus, and year-to-date operating cash flow increased $11.8 million despite the $18.1 million unfavorable year-over-year impact of realized losses on fuel derivatives. Advanced Disposal also completed nearly $30.0 million of tuck-in transactions for the first nine months of 2015 and strategically divested lower margin business in markets that did not align with the company's long-term operating strategy.
"Our team is committed to generating profitable growth and enhancing operating cash flow" said Richard Burke, CEO. "During the first nine months of 2015, we divested lower margin business and rationalized certain residential contracts that did not meet our long-term investment hurdle rates. At the same time, we redeployed capital in more profitable markets, which is consistent with our strategy of building strong competitive operations in the vertically integrated markets we serve. We expect these efforts, coupled with pricing above inflation and controlling costs over the long-term, will continue to drive margin expansion and improve returns on invested capital."
Advanced Disposal will conduct a quarterly earnings conference call on October 30, 2015 at 10:00 a.m. EST. The call can be accessed by dialing (866) 478-7805 domestically or (832) 445-1679 internationally and asking for conference ID 55578497 or the Advanced Disposal Q3 2015 earnings call. This call will be recorded and available via replay approximately two hours after the completion of the earnings call for thirty days. You may access the recording by dialing (855) 859-2056 or through the link on the investor relations page of our website at www.AdvancedDisposal.com.
The calculation of free cash flow and adjusted free cash flow, as well as details of charges and other expenses that are excluded from EBITDA in arriving at adjusted EBITDA, are contained in the “Reconciliation of Certain Non-GAAP Measures” section of this press release.

SUPPLEMENTAL UNAUDITED FINANCIAL INFORMATION AND OPERATING
DATA
ADS Waste Holdings, Inc.
Condensed Consolidated Statements of Operations (Unaudited)
(in millions)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2015	2014	2015	2014
Service revenues	$361.3	$368.1	$1,046.8	$1,049.2
Operating costs and expenses
Operating	223.5	231.7	652.4	673.0
Selling, general and administrative	37.3	35.6	110.4	115.6
Depreciation and amortization	67.5	73.8	194.8	206.7
Acquisition and development costs	0.2	—	1.3	0.1
Loss on disposal of assets and businesses disposed and asset impairments	0.3	0.3	17.8	1.1
Restructuring charges	—	1.6	—	3.6
Total operating costs and expenses	328.8	343.0	976.7	1,000.1
Operating income	32.5	25.1	70.1	49.1
Other income (expense)
Interest expense	(34.2)	(35.4)	(104.0)	(105.7)
Other, net	(8.5)	1.7	(4.7)	2.9
Total other expense	(42.7)	(33.7)	(108.7)	(102.8)
Loss from continuing operations before income taxes	(10.2)	(8.6)	(38.6)	(53.7)
Income tax benefit	(4.7)	(1.3)	(13.8)	(12.0)
Loss from continuing operations	(5.5)	(7.3)	(24.8)	(41.7)
Discontinued operations
Loss from discontinued operations	—	—	—	(0.7)
Income tax benefit	—	(0.8)	—	(1.0)
Discontinued operations, net	—	0.8	—	0.3
Net loss	$(5.5)	$(6.5)	$(24.8)	$(41.4)

ADS Waste Holdings, Inc.
Condensed Consolidated Balance Sheets (Unaudited)
(in millions, except share data)

	September 30, 2015	December 31, 2014
Assets
Current assets
Cash and cash equivalents	$2.9	$1.0
Accounts receivable, net of allowance for doubtful accounts of $4.2 and $5.0, respectively	178.3	188.0
Prepaid expenses and other current assets	26.3	34.2
Deferred income taxes	18.6	14.6
Total current assets	226.1	237.8
Restricted cash	—	0.2
Other assets, net	76.9	101.3
Property and equipment, net	1,632.3	1,663.9
Goodwill	1,169.2	1,166.9
Other intangible assets, net	359.1	379.9
Total assets	$3,463.6	$3,550.0
Liabilities and Stockholders’ Equity
Current liabilities
Accounts payable	$85.4	$94.7
Accrued expenses	144.7	130.7
Deferred revenue	57.9	60.0
Current maturities of landfill retirement obligations	31.9	29.2
Current maturities of long-term debt	12.5	25.3
Total current liabilities	332.4	339.9
Other long-term liabilities, less current maturities	53.9	61.2
Long-term debt, less current maturities	2,245.2	2,278.2
Accrued landfill retirement obligations, less current maturities	172.2	171.9
Deferred income taxes	162.7	169.9
Total liabilities	2,966.4	3,021.1
Equity
Common stock: $.01 par value, 1,000 shares authorized, issued and outstanding	—	—
Additional paid-in capital	1,099.6	1,105.0
Accumulated other comprehensive income	—	1.5
Accumulated deficit	(602.4)	(577.6)
Total stockholders’ equity	497.2	528.9
Total liabilities and stockholders’ equity	$3,463.6	$3,550.0

ADS Waste Holdings, Inc.
Condensed Consolidated Statements of Cash Flows (Unaudited)
(in millions)

	Nine Months Ended September 30,
	2015	2014
Cash flows from operating activities
Net loss	$(24.8)	$(41.4)
Adjustments to reconcile net loss to net cash provided by operating activities
Depreciation and amortization	194.8	207.0
Change in fair value of derivative instruments	(8.7)	—
Amortization of interest rate cap premium	1.5	1.9
Amortization of debt issuance costs and original issue discount	14.5	14.0
Accretion on landfill retirement obligations	10.0	9.3
Accretion on capital leases, long-term debt, loss contracts and other long-term liabilities and amortization of deferred contract costs	1.9	1.7
Provision for doubtful accounts	2.7	2.9
Loss on disposition of assets	0.8	0.5
Impairment of assets	6.4	—
Loss (gain) on disposition of businesses	10.6	(0.6)
Gain on redemption of security	(2.5)	—
Stock option vesting	1.6	1.8
Deferred tax provision	(15.8)	(14.8)
Earnings in equity investee	(1.1)	0.1
Changes in operating assets and liabilities, net of businesses acquired
Decrease (increase) in accounts receivable	6.8	(4.2)
Decrease in prepaid expenses and other current assets	7.6	7.4
Decrease in other assets	0.9	1.8
Decrease in accounts payable	(1.8)	(0.2)
Increase in accrued expenses and other long-term liabilities	14.9	17.4
Decrease in unearned revenue	(2.5)	(3.1)
Capping, closure and post-closure expenditures	(11.2)	(6.7)
Net cash provided by operating activities	206.6	194.8
Cash flows from investing activities
Purchases of property and equipment and construction and development	(129.7)	(144.0)
Proceeds from sale of property and equipment	1.7	1.9
Proceeds from maturity of securities	15.0	—
Acquisition of businesses, net of cash acquired	(25.0)	(8.7)
Proceeds from sale of businesses	11.6	2.1
Net cash used in investing activities	(126.4)	(148.7)
Cash flows from financing activities
Proceeds from borrowings on long-term debt	35.0	75.0
Repayment on long-term debt	(103.9)	(100.0)
Deferred financing charges	—	(1.2)
Bank overdraft	(1.3)	—
Other financing activities	(1.1)	0.1
Capital contribution from parent	0.5	0.1
Return of capital to parent	(7.5)	(1.9)
Net cash used in financing activities	(78.3)	(27.9)
Net increase in cash and cash equivalents	1.9	18.2
Cash and cash equivalents, beginning of period	1.0	12.0
Cash and cash equivalents, end of period	$2.9	$30.2

You should read the following information in conjunction with our audited consolidated financial statements and notes thereto as of and for the year ended December 31, 2014 appearing on our Form 10-K and our unaudited condensed consolidated financial statements and notes thereto as of and for the three months ended September 30, 2015 appearing on our Form 10-Q, as filed with the Securities and Exchange Commission.

REVENUE

The following table reflects our revenue by line of business for the periods presented (in millions and as a percentage of revenue):

	Three Months Ended September 30,				Nine Months Ended September 30,
	2015		2014		2015		2014

Collection	$247.5	68.5%	$245.0	66.6%	$728.1	69.6%	$710.3	67.7%
Disposal	133.7	37.0%	136.1	37.0%	372.2	35.6%	368.7	35.1%
Sale of recyclables	7.0	1.9%	8.5	2.3%	18.8	1.8%	26.0	2.5%
Fuel fees and environmental fees	23.4	6.5%	24.1	6.5%	64.4	6.2%	69.2	6.6%
Other revenue	19.1	5.3%	25.0	6.8%	62.7	6.0%	71.4	6.8%
Intercompany eliminations	(69.4)	(19.2)%	(70.6)	(19.2)%	(199.4)	(19.0)%	(196.4)	(18.7)%
Total service revenues	$361.3	100.0%	$368.1	100.0%	$1,046.8	100.0%	$1,049.2	100.0%

The table set forth below reflects changes in revenue, as compared to the previous year:

	Three Months Ended September 30,		Nine Months Ended September 30,
	2015	2014	2015	2014

Average yield	2.6%	0.8%	2.2%	1.1%
Recycling	(0.2)%	(0.5)%	(0.6)%	(0.4)%
Fuel fee revenue	(1.4)%	0.4%	(1.2)%	0.5%
Total yield	1.0%	0.7%	0.4%	1.2%
Organic volume growth	(2.2)%	5.2%	(0.5)%	3.8%
Acquisitions	1.2%	0.9%	1.1%	1.5%
Divestitures	(1.8)%	—%	(1.2)%	—%
Total revenue growth	(1.8)%	6.8%	(0.2)%	6.5%

OPERATING EXPENSES

The following table summarizes our operating expenses for the periods presented (in millions and as a percentage of revenue).

	Three Months Ended September 30,				Nine Months Ended September 30,
	2015		2014		2015		2014

Operating	$220.2	60.9%	$228.6	62.1%	$642.4	61.4%	$663.7	63.3%
Accretion of landfill retirement obligations	3.3	0.9%	3.1	0.8%	10.0	1.0%	9.3	0.9%
Operating expenses	$223.5	61.9%	$231.7	62.9%	$652.4	62.3%	$673.0	64.1%

The following table summarizes the major components of our operating expenses, excluding accretion expense on landfill retirement obligations and other long-term liabilities for the periods presented (in millions and as a percentage of revenue):

	Three Months Ended September 30,				Nine Months Ended September 30,
	2015		2014		2015		2014

Labor and related benefits	$72.4	20.0%	$71.3	19.4%	$214.0	20.4%	$209.7	20.0%
Transfer and disposal costs	51.0	14.1%	55.7	15.1%	146.2	14.0%	156.4	14.9%
Maintenance and repairs	32.7	9.1%	30.2	8.2%	92.7	8.9%	85.7	8.2%
Fuel	16.7	4.6%	25.9	7.0%	52.9	5.1%	79.3	7.6%
Franchise fees and taxes	17.9	5.0%	17.8	4.8%	50.2	4.8%	47.9	4.6%
Risk management	7.4	2.0%	6.9	1.9%	20.2	1.9%	21.0	2.0%
Other	22.1	6.1%	20.8	5.7%	66.2	6.3%	63.7	6.1%
Operating expenses, excluding accretion expense	$220.2	60.9%	$228.6	62.1%	$642.4	61.4%	$663.7	63.3%

SELLING, GENERAL AND ADMINISTRATIVE

The following table summarizes our selling, general and administrative expenses for the periods presented (in millions and as a percentage of revenue):

	Three Months Ended September 30,				Nine Months Ended September 30,
	2015		2014		2015		2014

Salaries	$22.8	6.3%	$21.9	5.9%	$68.1	6.5%	$69.1	6.6%
Legal and professional	3.8	1.1%	2.1	0.6%	9.2	0.9%	7.7	0.7%
Rebranding and integration costs	—	—%	0.4	0.1%	—	—%	3.9	0.4%
Other	10.7	3.0%	11.2	3.0%	33.1	3.2%	34.9	3.3%
Total selling, general and administrative expenses	$37.3	10.3%	$35.6	9.7%	$110.4	10.5%	$115.6	11.0%

RECONCILIATION OF CERTAIN NON-GAAP MEASURES

Adjusted EBITDA from continuing operations, free cash flow and adjusted free cash flow, which are not measures determined in accordance with GAAP, provide an understanding of operational activities before the financial impact of certain items. We use these measurements in the management of our business, and believe investors will find them helpful in understanding operational activities before the financial impact of certain items. Our definition of adjusted EBITDA from continuing operations, free cash flow and adjusted free cash flow may not be comparable to similarly titled measures presented by other companies.

The following table calculates adjusted earnings before interest, taxes, depreciation, amortization and accretion adjusted for integration and certain other costs (in millions):

	Three Months Ended September 30,		Nine Months Ended September 30,
	2015	2014	2015	2014
Net loss	$(5.5)	$(6.5)	$(24.8)	$(41.4)
Less loss from discontinued operations, net	—	0.8	—	0.3
Loss from continuing operations	(5.5)	(7.3)	(24.8)	(41.7)
Additions/deductions:
Income tax benefit	(4.7)	(1.3)	(13.8)	(12.0)
Interest expense	34.2	35.4	104.0	105.7
Depreciation and amortization	67.5	73.8	194.8	206.7
Accretion on landfill retirement obligations	3.3	3.1	10.0	9.3
Accretion on loss contracts and other long-term liabilities	0.2	0.2	0.6	0.7
EBITDA from continuing operations	95.0	103.9	270.8	268.7
EBITDA adjustments:
Acquisition and development costs	0.2	—	1.3	0.1
Stock option vesting	0.4	0.4	1.6	1.8
Earnings in equity investee, net	(0.1)	(0.2)	(0.5)	0.1
Restructuring charges	—	1.6	—	3.6
Loss on disposal of assets and businesses disposed and asset impairments	0.3	0.3	17.8	1.1
Unrealized (loss) gain on fuel derivatives	2.3	—	(8.7)	—
Gain on redemption of security	—	—	(2.5)	—
Rebranding and integration costs	—	0.4	—	3.9
Other	0.4	(0.9)	0.5	(0.6)
Adjusted EBITDA from continuing operations	$98.5	$105.5	$280.3	$278.7
Realized loss on fuel derivatives	(7.1)	(0.1)	(18.2)	(0.1)
Adjusted EBITDA from continuing operations excluding realized loss on fuel derivatives	$105.6	$105.6	$298.5	$278.8

Revenue from continuing operations	$361.3	$368.1	$1,046.8	$1,049.2
Adjusted EBITDA margin from continuing operations	27.3%	28.7%	26.8%	26.6%
Adjusted EBITDA margin from continuing operations excluding realized loss on fuel derivatives	29.2%	28.7%	28.5%	26.6%

ADJUSTED FREE CASH FLOW

The following table calculates free cash flow and adjusted free cash flow (in millions):

	Nine Months Ended September 30,
	2015	2014
Net cash provided by operating activities	$206.6	$194.8
Purchases of property & equipment (a)	(129.7)	(113.6)
Proceeds from sale of property & equipment	1.7	1.9
Free cash flow	78.6	83.1
Restructuring and rebranding and integration payments	2.8	8.3
Adjusted free cash flow	$81.4	$91.4
Realized loss on fuel derivatives	(18.2)	(0.1)
Adjusted free cash flow excluding realized loss on fuel derivatives	$99.6	$91.5

(a) Nine months ended September 30, 2014 excludes the impact of land purchased for future airspace of $8.8 million at one landfill and capital related to the start of a major municipal contract of $21.6 million.

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS
This report contains forward-looking statements within the meaning of the U.S. federal securities laws. All statements other than statements of historical facts including, without limitation, those regarding our business strategy, financial position, results of operations, plans, prospects and objectives of management for future operations (including development plans and objectives relating to our activities), are forward-looking statements. Many, but not all, of these statements can be found by looking for words like “expect,” “anticipate,” “goal,” “project,” “plan,” “believe,” “seek,” “will,” “may,” “forecast,” “estimate,” “intend” and “future” and similar words. Statements that address activities, events or developments that we intend, expect or believe may occur in the future are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and section 21E of the Securities & Exchange Act of 1934, as amended and are subject to the “safe harbor” created by those sections. Forward-looking statements do not guarantee future performance and may involve risks, uncertainties and other factors which could cause our actual results, performance or achievements to differ materially from the future results, performance or achievements expressed or implied in those forward-looking statements.
There are a number of risks, uncertainties and other important factors, many of which are beyond our control, that could cause actual results to differ materially from the forward-looking statements contained in this report. Such risks, uncertainties and factors include those set forth under the heading "Risk Factors" in our most recent Annual Report on Form 10-K and subsequent Form 10-Q filed with the Securities and Exchange Commission.
Examples of these risks, uncertainties and other factors include, but are not limited to:

•	risks relating to our history of losses;

•	risks relating to operating in a highly competitive industry and the inability to compete effectively with larger and better capitalized companies and governmental service providers;

•	risks relating to results being vulnerable to economic conditions;

•	risks that we may lose contracts through competitive bidding, early termination or governmental action;

•	risks that some of our customers, including governmental entities, have suffered financial difficulties affecting their credit risk, which could negatively impact our operating results;

•	risks that our financial and operating performance may be affected by the inability in some instances to renew landfill operating permits, obtain new landfills or expand existing ones;

•	risks that the cost of operation and/or future construction of our existing landfills may become economically unfeasible causing us to abandon or cease operations;

•	risks that we could be precluded from entering into or maintaining permits or certain contracts if we are unable to obtain sufficient third-party financial assurance or adequate insurance coverage;

•	risks that our accruals for our landfill site closure and post-closure costs may be inadequate;

•	risks that our business requires a high level of capital expenditures;

•	risks relating to our acquisitions, including our ability to integrate acquired businesses, or that the acquired businesses will have unexpected risks or liabilities;

•	risks relating to the seasonal nature of our business and "event-driven" waste projects that could cause our results to fluctuate;

•
risks that we may be subject in the normal course of business to judicial, administrative or other third-party proceedings that could interrupt or limit our operations, result in adverse judgments, settlements or fines and create negative publicity;

•	risks relating to fuel supply and prices that may fluctuate significantly and that we may not be able to pass on cost increases to our customers or effectively hedge such costs;

•	risks relating to fluctuations in the prices of commodities;

•	risks that increases in labor and disposal and related transportation costs could adversely impact our financial results;

•	risks that commodity derivatives could adversely affect our results;

•	risks that efforts by labor unions to organize our workforce could divert management attention and adversely affect operating results;

•
risks that we depend significantly on the services of the members of our senior, regional and local management teams, and that the departure of any of those persons could cause our operating results to suffer;

•	risks that we are increasingly dependent on technology in our operations and, if our technology fails our business could be adversely affected;

•	risks relating to operational and safety risks, including the risk of personal injury to employees and others;

•
risks that we are subject to substantial governmental regulation and failure to comply with these requirements, as well as enforcement actions and litigation arising from an actual or perceived breach of such requirements, could subject us to fines, penalties and judgments, and impose limits on our ability to operate and expand;

•	risks from our operations being subject to environmental, health and safety laws and regulations, as well as contractual obligations that may result in significant liabilities;

•	risks that future changes in laws or renewed enforcement of laws regulating the flow of solid waste in interstate commerce could adversely affect our operating results;

•
risks relating to fundamental change in the waste management industry as traditional waste streams are increasingly viewed as renewable resources and changes in laws and environmental policies may limit the items that enter the waste stream, any of which may adversely impact volumes and tipping fees at our landfills;

•	risks that alternatives to landfill disposal may cause our revenues and operating results to decline;

•	risks relating to our substantial indebtedness;

•	risks relating to our ability to implement growth strategy as and when planned; and

•	the other risks described in "Item 1A. Risk Factors" in Form 10-Q.
The above examples are not exhaustive and new risks may emerge from time to time. Except as required by law, we undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Such forward-looking statements are based on our current beliefs, assumptions, expectations, estimates and projections regarding our present and future business strategies and the environment in which we will operate in the future. These forward-looking statements speak only as of the date of this report. We expressly disclaim any obligation or undertaking to release publicly any updates or revisions to any forward-looking statement contained herein to reflect any change in our expectations with regard thereto or any change of events, conditions or circumstances on which any such statement was based.

About Advanced Disposal
Advanced Disposal brings fresh ideas and solutions to the business of a clean environment. We provide integrated, non-hazardous solid waste collection, recycling and disposal services to residential, commercial, industrial and construction customers across 18 states and the Bahamas. Our team is dedicated to finding effective, sustainable solutions to preserve the environment for future generations. We welcome you to learn more at AdvancedDisposal.com or follow us on Facebook.

Contact:
Matthew Nelson
Advanced Disposal
(904) 737-7900, Matthew.Nelson@AdvancedDisposal.com